UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7149

Legg Mason Partners Oregon Municipals Fund
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Fl.
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30
Date of reporting period: April 30, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Oregon Municipals Fund

A N N U A L  R E P O R T

APRIL 30, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Oregon Municipals Fund

       Annual Report  · April 30, 2006

What’s Inside	Letter from the Chairman	I
	Manager Overview	1
	Fund at a Glance	5
	Fund Expenses	6
	Fund Performance	8
	Historical Performance	9
	Schedule of Investments	10
Fund Objective The Fund seeks to provide Oregon investors with as high a level of dividend income exempt from regular federal income tax* and Oregon state personal income tax as is consistent with prudent investment management and preservation of capital. * Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.	Statement of Assets and Liabilities	17
	Statement of Operations	18
	Statements of Changes in Net Assets	19
	Financial Highlights	20
	Notes to Financial Statements	23
	Report of Independent Registered Public Accounting Firm	33
	Additional Information	34
	Important Tax Information	38

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was generally strong during the one-year reporting period. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”) [i] advanced 4.1% . GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth did not surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with GDP rising an estimated 5.3% . The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.
     The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates eight times during the reporting period. Since it began its tightening campaign in June 2004, the Fed has increased rates 15 consecutive times, bringing the federal funds rate iii from 1.00% to 4.75% . The Fed then raised rates to 5.00% on May 10th, after the end of the reporting period. Coinciding with this latest move, the Fed said that the “extent and timing” of further rate hikes would depend on future economic data.
     Both short- and long-term yields rose over the reporting period. During the one-year period ended April 30, 2006, two-year Treasury yields increased from 3.66% to 4.87% . Over the same period, 10-year Treasury yields moved from 4.21% to 5.07% . During part of the reporting period, the yield curve was inverted, with the yield on two-year

Legg Mason Partners Oregon Municipals Fund I

Treasuries surpassing that of 10-year Treasuries. An inverted yield curve has historically foreshadowed an economic slowdown or recession. However, some experts, including new Chairman Bernanke, believe the inverted yield curve was largely a function of strong foreign demand for longer-term bonds. Looking at the municipal market, yields of both short- and longer-term securities also rose over the reporting period. However, unlike the Treasury yield curve, the municipal bond curve retained a positive slope.
     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason.
Completion of the sale caused the Fund’s then existing investment advisory contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Information About Your Fund
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

II Legg Mason Partners Oregon Municipals Fund

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

May 25, 2006

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Legg Mason Partners Oregon Municipals Fund III

                                                   (This page intentionally left blank.)

Manager Overview

JOSEPH P. DEANE (left) Vice President and Investment Officer DAVID T. FARE (right) Vice President and Investment Officer

Special Shareholder Notices
Effective January 12, 2006, the Board appointed Joseph P. Deane and David T. Fare as Co-Portfolio Managers of the Fund. Messrs. Deane and Fare were also elected Vice Presidents and Investment Officers of the Fund.      Prior to April 7, 2006, the Fund operated under the name Smith Barney Oregon Municipals Fund. The Fund’s investment strategy and objective have not changed as a result of this name change.

Q.	What were the overall market conditions during the Fund’s reporting period?

A.  Despite a variety of significant headwinds, the municipal bond market generated positive returns during the one-year period ended April 30, 2006 and outperformed the overall taxable bond market. Over that period, the Lehman Brothers Municipal Bond Index[i] gained 2.16% while the Lehman Brothers U.S. Aggregate Indexii rose 0.71% .
     Over the last year, the bond market has been impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)iii. To gain some perspective on how far we’ve come in terms of interest rates, consider the following. In May 2004, the federal funds rateiv, a barometer of short-term interest rates, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.
     Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25% . At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed certainly has been true to its word, as it has now instituted 15 straight 0.25% rate hikes through the end of April 2006 and the federal funds rate was 4.75% at the end of the reporting period. The Fed then raised rates to 5.00% on May 10th.
     Given the solid economy and rising rate environment, both short- and long-term Treasury yields rose over the reporting period. During the one-year ended April 30, 2006, two-year Treasury yields increased from 3.66% to 4.87% . Over the same period, 10-year Treasury yields moved from 4.21% to 5.07% . During the reporting period, both short-

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 1

and longer-term municipal yields also rose, albeit to a lesser extent than equal duration[v] Treasuries. This, coupled with improving balance sheets in many states, helped municipal securities to outperform taxable bonds over the last year.

Performance Review
For the 12 months ended April 30, 2006, Class A shares of the Legg Mason Partners Oregon Municipals Fund, excluding sales charges, returned 4.57% . These shares outperformed the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which returned 2.16% for the same period. The Lipper Oregon Municipal Debt Funds Category Average[1] increased 2.08% over the same time frame.
     Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

	Performance Snapshot as of April 30, 2006 (excluding sales charges) (unaudited)
		6 Months	12 Months
	Oregon Municipals Fund—Class A Shares	3.32%	4.57%
	Lehman Brothers Municipal Bond Index	1.56%	2.16%
	Lipper Oregon Municipal Debt Funds Category Average	1.69%	2.08%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 3.14% and Class C shares returned 3.04% over the six months ended April 30, 2006. Excluding sales charges, Class B shares returned 4.00% and Class C shares returned 4.01% over the twelve months ended April 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

The 30-Day SEC Yield for Class A, Class B and Class C was 4.21%, 3.82% and 3.82%, respectively. Absent these reimbursements or waivers, the 30-Day SEC Yield for Class A, Class B and Class C would have been 4.07%, 3.67% and 3.67%, respectively.

The “SEC Yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of April 30, 2006 and are subject to change.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended April 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 18 funds for the six-month period and among the 18 funds for the 12-month period in the Fund’s Lipper category and excluding
	sales charges.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended April 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 18 funds in the Fund’s Lipper category, and excluding sales charges.

2 Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Q.	What were the most significant factors affecting Fund performance?
What were the leading contributors to performance?
A. Given the rising interest rate environment and expectations for further Fed tightening, we maintained a defensive approach in terms of the Fund’s maturity. As such, the Fund’s duration was generally shorter than its benchmark index. This proved to be beneficial, as bond prices generally fall when interest rates rise. In addition, we were able to use the proceeds from our cash flows and coupons and reinvest that money into municipal bonds offering higher coupons.
     Throughout the reporting period, we also emphasized a well-diversified portfolio, with holdings from a diverse array of market segments that we believed had favorable risk/reward characteristics.

What were the leading detractors from performance?
A. During the reporting period, we continued to maintain a high quality portfolio. This was somewhat of a drag on returns, as lower-rated, more speculative municipals generated better results over the period. However, given the prevailing market environment and the Fund’s investment objective, we believed a higher quality approach was appropriate.

Q.	Were there any significant changes to the Fund during the reporting period?
A. There were no significant changes during the reporting period as we maintained a high quality portfolio and were defensively positioned.

Thank you for your investment in the Legg Mason Partners Oregon Municipals Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Joseph P. Deane	David T. Fare
Vice President and	Vice President and
Investment Officer	Investment Officer

May 25, 2006

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund's share price. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.
[i]	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
ii	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset- backed issues, rated investment grade or higher, and having at least one year to maturity.
iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
[v]	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

4 Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 5

Fund Expenses (unaudited)
Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
      This example is based on an investment of $1,000 invested on November 1, 2005 and held for the six months ended April 30, 2006.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)

Class A	3.32%	$1,000.00	$1,033.20	0.83%	$4.18
Class B	3.14	1,000.00	1,031.40	1.38	6.95
Class C	3.04	1,000.00	1,030.40	1.39	7.00
(1)	For the six months ended April 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half- year, then divided by 365.

6       Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)

Class A	5.00%	$1,000.00	$1,020.68	0.83%	$4.16
Class B	5.00	1,000.00	1,017.95	1.38	6.90
Class C	5.00	1,000.00	1,017.90	1.39	6.95
(1)	For the six months ended April 30, 2006.
(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half- year, then divided by 365.

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report       7

Fund Performance
Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 4/30/06	4.57%	4.00%	4.01%
Five Years Ended 4/30/06	5.51	4.94	4.90
Ten Years Ended 4/30/06	5.62	5.06	5.02
Inception* through 4/30/06†	6.27	5.71	5.04
	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 4/30/06	0.42%	(0.50)%	3.01%
Five Years Ended 4/30/06	4.65	4.78	4.90
Ten Years Ended 4/30/06	5.18	5.06	5.02
Inception* through 4/30/06†	5.90	5.71	5.04

Cumulative Total Returns(1) (unaudited)
	Without Sales Charges(2)
Class A (4/30/96 through 4/30/06)	72.70%
Class B (4/30/96 through 4/30/06)	63.80
Class C (4/30/96 through 4/30/06)	63.25
(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of volun- tary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduc- tion of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase pay- ment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.
*	Inception dates for Class A, B and C shares are May 23, 1994, May 23, 1994 and May 16, 1995, respectively.
†

Total return includes the effect of a cash contribution to capital from the investment manager which was made on October 24, 1994. Without this cash contribution, the total returns would have been as follows:

	Class A	Class B
5/23/94 through 4/30/06
Average Annual Total Returns Without Sales Charges	6.12%	5.52%
Average Annual Total Returns With Sales Charges	5.75	5.52

8       Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Historical Performance (unaudited)
Value of $10,000 Invested in Class A and B Shares of Legg Mason Partners Oregon
Municipals Fund vs. Lehman Brothers Municipal Bond Index and the Lipper Oregon
Municipal Debt Funds Category Average† (April 1996–April 2006)

†	Hypothetical illustration of $10,000 invested in Class A and B shares on April 30, 1996, assuming the deduction of the maximum 4.00% sales charge at the time of investment for Class A shares. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through April 30, 2006. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Oregon Municipal Debt Funds Category Average is comprised of an average of the Fund’s peer group of 18 mutual funds investing in Oregon municipal securities as of April 30, 2006. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class of shares may be greater or less than Class A and B shares’ performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 9

Schedule of Investments (April 30, 2006)
LEGG MASON PARTNERS OREGON MUNICIPALS FUND
Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 95.7%
Cogeneration Facilities — 0.2%
$100,000	NR	Western Generation Agency, Cogeneration Project Revenue,
		Wauna Cogeneration Project, Series B, 7.250% due 1/1/09 (a)(b)	$100,210
Education — 7.6%
600,000	BBB+	Multnomah County, Educational Facilities Revenue, University Portland
		Project, 6.000% due 4/1/25	633,679
		Oregon State Facilities Authority Revenue:
500,000	Baa1(c)	Linfield College Project, Series A, 5.000% due 10/1/25	508,615
1,210,000	AAA	Senior College in Student Housing Project A, XLCA-Insured,
		5.250% due 7/1/25 (b)	1,281,172
1,240,000	AAA	Willamette University Project, Series A, FGIC-Insured,
		5.000% due 10/1/34 (b)	1,282,086
500,000	A	University of the Virgin Islands, Refunding & Improvement, Bonds
		Series A, ACA-Insured, 6.250% due 12/1/29	540,235
		Total Education	4,245,787
Escrowed to Maturity (d) — 1.7%
130,000	AAA	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue,
		10.250% due 7/1/09	143,621
		Umatilla County Hospital Facility Authority Revenue, Catholic Health
		Initiatives, Series A:
465,000	AA	5.750% due 12/1/20	505,316
285,000	AA	5.500% due 3/1/22	309,014
		Total Escrowed to Maturity	957,951
Finance — 2.9%
Virgin Islands Public Finance Authority Revenue, Series A:
1,000,000	BBB	Gross Receipts Taxes Loan Notes, 6.500% due 10/1/24 (b)	1,103,410
500,000	A	Senior Lien, ACA/CBI-Insured, 5.500% due 10/1/18	519,960
		Total Finance	1,623,370
General Obligation — 13.2%
500,000	AAA	Jefferson County GO, School District No 509J, FGIC-School Board
		Guaranty, 5.250% due 6/15/16	533,595
2,000,000	Aaa(c)	Lane County GO, Eugene School District No 4J, FSA-Insured,
		5.000% due 7/1/17 (b)	2,081,540
500,000	NR	Northern Mariana Islands Commonwealth, GO, Series A,
		7.375% due 6/1/30	533,050
		Oregon State GO:
2,380,000	AA-	State Board of Higher Education, Series B, 5.000% due 8/1/31 (b)	2,470,702
210,000	AA-	Veterans Welfare, Series 80A, 5.700% due 10/1/32	213,708
1,000,000	Aaa(c)	Rogue Community College District Oregon GO, Refunding,
		MBIA-School Board Guaranty, 5.000% due 6/15/25	1,040,040

See Notes to Financial Statements.

10       Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)
Face Amount	Rating‡	Security	Value

General Obligation — 13.2% (continued)
$500,000	AAA	Tillamook County GO, School District No 9, FSA-School Board
		Guaranty, 5.250% due 6/15/22	$531,360
		Total General Obligation	7,403,995
Hospitals — 15.4%
500,000	AA	Clackamas County, Hospital Facilities Authority Revenue,
		Gross-Willamette Falls Hospital Project, Radian-Insured,
		5.500% due 4/1/22	530,200
		Clackamas County, OR, Hospital Facilities Authority Revenue:
		Legacy Health System:
500,000	AA	5.750% due 5/1/16	538,185
1,000,000	AA	5.250% due 5/1/21	1,039,020
1,000,000	Baa3(c)	Williamette Falls Hospital Project, 6.000% due 4/1/19	1,033,470
1,000,000	AA	Hillsboro Hospital Facility Authority Revenue, Tuality Healthcare
		Project, Radian-Insured, 5.375% due 10/1/31	1,044,500
1,000,000	BBB(e)	Klamath Falls, OR, Inter Community Hospital Authority Revenue,
		Refunding Bonds, Merle West Medical Center Project,
		6.250% due 9/1/31	1,067,600
500,000	AA	Multnomah County Hospital Facility Authority Revenue, Providence
		Health Systems, 5.250% due 10/1/24	525,285
1,000,000	BBB-	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental
		Control Facilities, Series A, Ryder Memorial Hospital Project,
		6.700% due 5/1/24	1,005,430
		Umatilla County Hospital Facility Authority Revenue, Catholic Health
		Initiatives, Series A:
535,000	AA	5.750% due 12/1/20	579,902
215,000	AA	5.500% due 3/1/22	229,646
1,000,000	AA	5.000% due 5/1/22	1,036,660
		Total Hospitals	8,629,898
Housing: Multi-Family — 5.4%
260,000	Aa2(c)	MFH Revenue Bond Pass-Through Certificates Beneficial Ownership,
		Pacific Tower Apartments, Series 6, 6.050% due 11/1/34 (a)	269,953
500,000	Aaa(c)	Portland Housing Authority, Multi-Family Revenue, Cherry Blossom
		Apartments, Series A, GNMA-Collateralized,
		6.100% due 12/20/26 (a)	518,035
Washington County Housing Authority, Multi-Family Revenue:
1,000,000	NR	Affordable Housing Pool, Series A, 6.125% due 7/1/29	1,042,230
1,000,000	Aa3(c)	Bethany Meadows Project, LOC-U.S. Bank NA,
		6.250% due 8/1/13 (a)	1,004,080
220,000	AAA	Terrace View Project, FNMA-Collateralized, 5.500% due 12/1/17 (a)	224,635
		Total Housing: Multi-Family	3,058,933
See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 11

Schedule of Investments (April 30, 2006) (continued)
Face Amount	Rating‡	Security	Value

Housing: Single-Family — 1.2%
$285,000	Aa2(c)	Oregon State Housing & Community Services Department, Mortgage
		Revenue, Single-Family Mortgage Program, Series F,
		5.550% due 7/1/30	$288,942
295,000	AAA	Puerto Rico Housing, Bank & Finance Agency, Single-Family
		Mortgage Revenue, Affordable Housing Mortgage, Portfolio I,
		GNMA/FNMA/FHLMC-Collateralized, 6.250% due 4/1/29 (a)	297,504
110,000	NR	Virgin Islands HFA, Single-Family Revenue, GNMA Mortgage-Backed
		Securities Program, Series A, GNMA-Collateralized,
		6.450% due 3/1/16 (a)	110,704
		Total Housing: Single-Family	697,150
Industrial Development — 1.8%
1,000,000	B	Oregon State EDR, Georgia-Pacific Corp., Series CLVII,
		6.350% due 8/1/25 (a)	1,003,800
Life Care Systems — 1.8%
1,000,000	NR	Yamhill County Hospital Authority, Friendsview Retirement Community,
		7.000% due 12/1/34	1,030,420
Miscellaneous — 1.5%
300,000	NR	Lebanon Urban Renewal Agency, 5.500% due 6/1/14	312,018
500,000	AAA	Oregon State Department of Administrative Services Lottery Revenue,
		Series B, FSA-Insured, 5.000% due 4/1/19	521,200
		Total Miscellaneous	833,218
Pre-Refunded (f) — 29.8%
		Clackamas County GO:
500,000	AA-	Canby School District No 86, School Board Guaranty,
		Call 6/15/10 @ 100, 5.250% due 6/15/20	528,345
500,000	Aaa(c)	Lake Oswego School District No 7J, MBIA-Insured,
		Call 6/1/11 @ 100, 5.000% due 6/1/26	529,115
360,000	AA-	Clackamas County Service District North 1, Sewer Revenue,
		Call 10/1/06 @ 100, 6.375% due 10/1/14	364,093
2,000,000	NR	Clackamas County, Hospital Facilities Authority Revenue, Mary's
		Woods at Marylhurst Inc., Senior Living Facilities, Series A,
		Call 5/15/09 @ 102, 6.625% due 5/15/29 (b)	2,197,900
300,000	Aaa(c)	Deschutes County GO, Administrative School District No 1, Series A,
		FSA-School Board Guaranty, Call 6/15/11 @ 100,
		5.500% due 6/15/18	324,513
500,000	AAA	Eugene Water Revenue, Utilities Systems, FSA-Insured,
		Call 8/1/10 @ 100, 5.875% due 8/1/30	542,320
850,000	AA	Forest Grove, Campus Improvement & Refunding Revenue, Pacific
		University, Radian-Insured, Call 5/1/10 @ 100, 6.300% due 5/1/25	931,362
500,000	AAA	Jackson County GO, Central Point School District No 6, FGIC-School
		Board Guaranty, Call 6/15/10 @ 100, 5.250% due 6/15/20	529,320
1,000,000	AAA	Klamath Falls Wastewater Revenue, AMBAC-Insured,
		Call 6/1/10 @ 100, 5.500% due 6/1/25	1,067,520
See Notes to Financial Statements.

12       Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)
Face Amount	Rating‡	Security	Value
Pre-Refunded (f) — 29.8% (continued)
$500,000	AAA	Lane County GO, Bethel School District No 52, FGIC-School Board
		Guaranty, Call 12/1/06 @ 100, 6.400% due 12/1/09	$508,060
500,000	AA-	Multnomah County GO, Reynolds School District No 7, School Board
		Guaranty, Call 6/15/11 @ 100, 5.125% due 6/15/20	532,195
500,000	Aaa(c)	Multnomah-Clackamas County GO, Centennial School District
		No 28-302, FGIC-School Board Guaranty, Call 6/15/11 @ 100,
		5.000% due 6/15/21	529,310
500,000	AAA	Oregon State Department of Administrative Services, COP, Series A,
		AMBAC-Insured, Call 5/1/10 @ 101, 6.250% due 5/1/17 (g)	551,260
		Oregon State Department of Transportation Highway User Tax Revenue:
500,000	AA+	Call 11/15/10 @ 100, 5.375% due 11/15/20	534,650
1,000,000	AA+	FGIC-School Board Guaranty, Call 11/15/12 @ 100,
		5.500% due 11/15/18 (b)	1,093,290
1,000,000	AA+	Series A, Call 11/15/12 @ 100, 5.500% due 11/15/20 (b)	1,093,290
		Oregon State Health, Housing, Educational & Cultural Facilities
		Authority, Series A:
1,000,000	Baa1(c)	Linfield College Project, Call 10/1/10 @ 101,
		6.625% due 10/1/20 (b)	1,122,160
		Western St. Chiropractic, ACA-Insured, Call 12/1/09 @ 102:
785,000	A	6.350% due 12/1/20	866,742
545,000	A	6.350% due 12/1/25	601,751
500,000	AA+	Tri-County Metropolitan Transportation District Revenue, Series A,
		Call 8/1/10 @ 100, 5.375% due 8/1/20	531,580
500,000	Aaa(c)	Washington County GO, Forest Grove School District No. 15,
		FSA-School Board Guaranty, Call 6/15/11 @ 100,
		5.000% due 6/15/21	529,310
1,135,000	Aaa(c)	Washington, Multnomah & Yamill County GO, School District No 1J,
		MBIA-Insured, Call 6/1/11 @ 100, 5.125% due 6/1/17 (b)	1,207,595
		Total Pre-Refunded	16,715,681
Public Facilities — 2.8%
500,000	AAA	Oregon State Bond Bank Revenue, Economic & Community
		Development Department, Series B, MBIA-Insured,
		5.500% due 1/1/26	524,480
1,000,000	AAA	Oregon State Department of Administrative Services, Series A,
		5.000% due 5/1/30	1,034,400
		Total Public Facilities	1,558,880
Solid Waste — 3.7%
1,975,000	NR	Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections
		Inc. Project, 7.250% due 3/1/21 (a)(b)	2,103,573
Tax Allocation — 1.9%
1,000,000	Aaa(c)	Portland, OR, Urban Renewal & Redevelopment, Series A,
		AMBAC-Insured, 5.000% due 6/15/18	1,058,570
See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 13

Schedule of Investments (April 30, 2006) (continued)
Face Amount	Rating‡	Security	Value

Transportation — 4.5%
$1,000,000	AAA	Port of Portland Airport Revenue, Portland International Airport,
		Series B, AMBAC-Insured, 5.500% due 7/1/18 (a)	$1,039,280
500,000	CCC	Puerto Rico Port Authority Revenue, Special Facilities, American
		Airlines Inc., Series A, 6.250% due 6/1/26 (a)	441,745
1,000,000	AAA	Tri City Metropolitan Transportation District Oregon Revenue,
		Refunding Ltd. Tax Pledge, Series A, FSA-Insured,
		5.000% due 9/1/18	1,050,910
		Total Transportation	2,531,935
Water and Sewer — 0.3%
165,000	Aa1(c)	Port of Umatilla, OR, Water Revenue, LOC-Bank of America NA,
		6.650% due 8/1/22 (a)	166,153
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $51,209,203)	53,719,524

SHORT-TERM INVESTMENT — 1.4%
General Obligation — 1.4%
800,000	VMIG1(c)	Oregon State Facilities Authority Revenue, Episcopal School Projects,
		Series A, LOC-U.S. Bank, 3.840%, 5/4/06 (h) (Cost — $800,000)	800,000
		TOTAL INVESTMENTS — 97.1% (Cost — $52,009,203#)	54,519,524
		Other Assets in Excess of Liabilities — 2.9%	1,656,410
		TOTAL NET ASSETS — 100.0%	$56,175,934

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(b)	All or a portion of this security is segregated for open futures contracts.
(c)	Rating by Moody’s Investors Service. All ratings are unaudited.
(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Rating by Fitch Ratings Service. All ratings are unaudited.
(f)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is $51,992,506.
See pages 15 and 16 for definitions of ratings

Abbreviations used in this schedule:
ACA	–	American Capital Assurance
AMBAC	–	Ambac Assurance Corporation
CBI	–	Certificate of Bond Insurance
COP	–	Certificate of Participation
EDR	–	Economic Development Revenue
FGIC	–	Financial Guaranty Insurance Company
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
FSA	–	Financial Security Assurance
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
HFA	–	Housing Finance Authority
LOC	–	Letter of Credit
MBIA	–	Municipal Bond Investors Assurance Corporation
MFH	–	Multi-Family Housing
Radian	–	Radian Assets Assurance
XLCA	–	XL Capital Assurance Inc.
See Notes to Financial Statements.

14       Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s’’) — Ratings from “AA’’ to “CCC’’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA’’ have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA’’ have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A	—	Bonds rated “A’’ have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—	Bonds rated “BBB’’ are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—	Bonds rated “BB’’, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s’’) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa’’ to “Caa,’’ where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa’’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.’’ Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—	Bonds rated “Aa’’ are judged to be of high quality by all standards. Together with the “Aaa’’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—	Bonds rated “A’’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa’’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 15

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories
AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC and CC	—	Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

16       Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Statement of Assets and Liabilities (April 30, 2006)
ASSETS:
Investments, at value (Cost — $52,009,203)	$54,519,524
Cash	21,520
Interest receivable	922,020
Receivable for securities sold	850,000
Receivable for Fund shares sold	21,847
Prepaid expenses	2,259
Total Assets	56,337,170
LIABILITIES:
Distributions payable	82,552
Payable to broker — variation margin on open futures contracts	25,000
Investment management fee payable	16,168
Deferred compensation payable	8,885
Distribution fees payable	5,881
Payable for Fund shares repurchased	1,000
Trustees’ fees payable	193
Accrued expenses	21,557
Total Liabilities	161,236
Total Net Assets	$56,175,934
NET ASSETS:
Par value (Note 6)	$5,275
Paid-in capital in excess of par value	54,829,492
Undistributed net investment income	71,766
Accumulated net realized loss on investments and futures contracts	(2,025,217)
Net unrealized appreciation on investments and futures contracts	3,294,618
Total Net Assets	$56,175,934
Shares Outstanding:
Class A	2,956,792
Class B	847,628
Class C	1,470,572
Net Asset Value:
Class A (and redemption price)	$10.67
Class B *	$10.61
Class C *	$10.62
Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$11.11
*Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 17

Statement of Operations (For the year ended April 30, 2006)
INVESTMENT INCOME:
Interest	$2,996,772
EXPENSES:
Distribution fees (Notes 2 and 4)	225,834
Investment management fee (Note 2)	218,205
Legal fees	77,155
Administration fees (Note 2)	68,493
Shareholder reports (Note 4)	42,028
Audit and tax	20,477
Custody fees	17,216
Transfer agent fees (Notes 2 and 4)	13,306
Trustees’ fees (Note 2)	8,830
Registration fees	3,228
Insurance	2,005
Miscellaneous expenses	4,113
Total Expenses	700,890
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(90,361)
Net Expenses	610,529
Net Investment Income	2,386,243
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	102,473
Futures contracts	(114,271)
Net Realized Loss	(11,798)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,183,718)
Futures contracts	1,236,562
Change in Net Unrealized Appreciation/Depreciation	52,844
Net Gain on Investments and Futures Contracts	41,046
Increase in Net Assets From Operations	$2,427,289

See Notes to Financial Statements.

18 Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Statements of Changes in Net Assets (For the years ended April 30,)
	2006	2005
OPERATIONS:
Net investment income	$2,386,243	$2,394,762
Net realized loss	(11,798)	(592,521)
Change in net unrealized appreciation/depreciation	52,844	434,295
Increase in Net Assets From Operations	2,427,289	2,236,536
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTES 1 AND 5):
Net investment income	(2,306,648)	(2,451,560)
Decrease in Net Assets From
Distributions to Shareholders	(2,306,648)	(2,451,560)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	6,999,464	13,418,545
Reinvestment of distributions	1,274,550	1,412,051
Cost of shares repurchased	(12,486,709)	(7,114,839)
Increase (Decrease) in Net Assets From
Fund Share Transactions	(4,212,695)	7,715,757
Increase (Decrease) in Net Assets	(4,092,054)	7,500,733
NET ASSETS:
Beginning of year	60,267,988	52,767,255
End of year*	$56,175,934	$60,267,988
*Includes undistributed (overdistributed) net investment income of:	$71,766	$(4,474)

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 19

Financial Highlights
For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class A Shares(1)	2006	2005		2004		2003	2002
Net Asset Value, Beginning of Year	$10.65	$10.69		$10.70		$10.57	$10.33
Income (Loss) From Operations:
Net investment income	0.47	0.48		0.52		0.52	0.53
Net realized and unrealized gain (loss) (2)	0.00(2)	(2) (0.03	) (2)	(2) (0.02	) (2)	(2) 0.13	(2) 0.25
Total Income From Operations	0.47	0.45		0.50		0.65	0.78
Less Distributions From:
Net investment income	(0.45)	(0.49)		(0.51)		(0.51)	(0.54)
In excess of net investment income	—	—		—		(0.01)	—
Total Distributions	(0.45)	(0.49)		(0.51)		(0.52)	(0.54)
Net Asset Value, End of Year	$10.67	$10.65		$10.69		$10.70	$10.57
Total Return(3)	4.57%	4.31%		4.74%		6.29%	7.67%
Net Assets, End of Year (000s)	$31,557	$31,560		$28,041		$27,820	$24,163
Ratios to Average Net Assets:
Gross expenses	0.96%	0.91%		0.89%		0.96%	0.92%
Net expenses(4)	0.81	0.75		0.74		0.81	0.77
Net investment income	4.42	4.51		4.82		4.85	4.98
Portfolio Turnover Rate	12%	11%		14%		19%	20%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Represents less than $0.01.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

20 Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class B Shares(1)	2006	2005		2004		2003	2002
Net Asset Value, Beginning of Year	$10.59	$10.63		$10.63		$10.52	$10.29
Income (Loss) From Operations:
Net investment income	0.41	0.42		0.46		0.45	0.47
Net realized and unrealized gain (loss) (2)	0.00(2)	(2) (0.03	) (2)	(2) (0.01	) (2)	(2) 0.12	(2) 0.26
Total Income From Operations	0.41	0.39		0.45		0.57	0.73
Less Distributions From:
Net investment income	(0.39)	(0.43)		(0.45)		(0.45)	(0.50)
In excess of net investment income	—	—		—		(0.01)	—
Total Distributions	(0.39)	(0.43)		(0.45)		(0.46)	(0.50)
Net Asset Value, End of Year	$10.61	$10.59		$10.63		$10.63	$10.52
Total Return(3)	4.00%	3.75%		4.25%		5.53%	7.21%
Net Assets, End of Year (000s)	$8,994	$10,903		$13,057		$15,718	$17,014
Ratios to Average Net Assets:
Gross expenses	1.53%	1.46%		1.42%		1.54%	1.44%
Net expenses(4)	1.37	1.30		1.27		1.39	1.29
Net investment income	3.85	3.96		4.29		4.26	4.46
Portfolio Turnover Rate	12%	11%		14%		19%	20%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Represents less than $0.01.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 21

Financial Highlights (continued)
For a share of each class of beneficial interest outstanding throughout each year ended April 30:
Class C Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$10.60	$10.64	$10.65	$10.53	$10.31
Income (Loss) From Operations:
Net investment income	0.41	0.42	0.45	0.46	0.46
Net realized and unrealized gain (loss)	0.01	(0.03)	(0.01)	0.12	0.26
Total Income From Operations	0.42	0.39	0.44	0.58	0.72
Less Distributions From:
Net investment income	(0.40)	(0.43)	(0.45)	(0.45)	(0.50)
In excess of net investment income	—	—	—	(0.01)	—
Total Distributions	(0.40)	(0.43)	(0.45)	(0.46)	(0.50)
Net Asset Value, End of Year	$10.62	$10.60	$10.64	$10.65	$10.53
Total Return(2)	4.01%	3.73%	4.15%	5.57%	7.05%
Net Assets, End of Year (000s)	$15,625	$17,805	$11,669	$10,569	$6,001
Ratios to Average Net Assets:
Gross expenses	1.52%	1.45%	1.48%	1.54%	1.50%
Net expenses(3)	1.37	1.30	1.33	1.39	1.35
Net investment income	3.86	3.96	4.23	4.28	4.39
Portfolio Turnover Rate	12%	11%	14%	19%	20%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

22 Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies
 Legg Mason Partners Oregon Municipals Fund (the “Fund”) (formerly known as Smith Barney Oregon Municipals Fund) is a Massachusetts business trust. The Fund is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified, open-end management investment company.
     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
     (a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
     (b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
     The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
     (c) Securities Traded on a When-Issued Basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement. This transaction is subject to market fluctuations and its current value is determined in the same manner as for other securities.

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 23

Notes to Financial Statements (continued)

     (d) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon.
     (e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
     (f) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
     (g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
     (h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
     (i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$ 69	$32,777	$(32,846)
(b)	(3,424)	3,424	—
(a)    Reclassifications are primarily due to book/tax differences in the treatment of various items.
(b)    Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

24 Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Notes to Financial Statements (continued)

2. Investment Management Agreement and Other Transactions with Affiliates
 On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (the “Manager” or “SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.
     Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.
     Prior to the Legg Mason transaction, the Fund paid the Manager an investment management fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% of the Fund’s average daily net assets in excess of $500 million.
     Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee was no longer applicable.
     Under the new investment management contract, the Fund pays the Manager an investment management fee for advisory and administrative services, calculated at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.
     During the year ended April 30, 2006, the Manager waived expenses amounting to $90,361.
     The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the year ended April 30, 2006, the Fund paid transfer agent fees of $10,564 to CTB.
     The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 25

Notes to Financial Statements (continued)

     There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.
      For the year ended April 30, 2006, LMIS, CGM and its affiliates received sales charges of approximately $22,000 on sales of the Fund’s Class A shares. In addition, for the year ended April 30, 2006, CDSCs paid to LMIS, CGM and its affiliates were approximately:

	Class B	Class C
CDSCs	$7,000	$2,000

     The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred.
     As of April 30, 2006, the Fund had accrued $8,885 as deferred compensation payable under the Plan.
     Certain officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments
During the year ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 6,921,547
Sales	11,693,923

26 Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Notes to Financial Statements (continued) At April 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,645,844
Gross unrealized depreciation	(118,826)
Net unrealized appreciation	$2,527,018

At April 30, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell: U.S. Treasury Bonds	160	06/06	$17,879,297	$17,095,000	$784,297

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

     For the year ended April 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$ 46,575	$ 5,778	$19,728
Class B	61,987	3,134	11,077
Class C	117,272	4,394	11,223
Total	$225,834	$13,306	$42,028

5. Distributions to Shareholders by Class
	Year Ended April 30, 2006	Year Ended April 30, 2005
Net Investment Income
Class A	$1,328,867	$1,353,838
Class B	353,944	475,079
Class C	623,837	622,643
Total	$2,306,648	$2,451,560
Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 27

Notes to Financial Statements (continued)

6. Shares of Beneficial Interest

At April 30, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended April 30, 2006		Year Ended April 30, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	436,717	$4,631,292	528,066	$5,626,715
Shares issued on reinvestment	62,914	666,911	67,267	716,115
Shares repurchased	(507,359)	(5,380,784)	(254,477)	(2,710,333)
Net Increase (Decrease)	(7,728)	$(82,581)	340,856	$3,632,497
Class B
Shares sold	71,862	$756,400	53,221	$563,882
Shares issued on reinvestment	17,599	185,525	23,997	253,971
Shares repurchased	(271,738)	(2,865,045)	(275,709)	(2,919,569)
Net Decrease	(182,277)	$(1,923,120)	(198,491)	$(2,101,716)
Class C
Shares sold	152,608	$1,611,772	681,485	$7,227,948
Shares issued on reinvestment	39,997	422,114	41,689	441,965
Shares repurchased	(401,685)	(4,240,880)	(140,065)	(1,484,937)
Net Increase (Decrease)	(209,080)	$(2,206,994)	583,109	$6,184,976

7. Income Tax Information and Distributions to Shareholders
Subsequent to the fiscal year end, the Fund made the following distributions:
Record Date Payable Date	Class A	Class B	Class C
Daily 5/31/2006	$0.040927	$0.035664	$0.035627

28      Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Notes to Financial Statements (continued)
The tax character of distributions paid during the fiscal years ended April 30, were as follows:
	2006	2005
Distributions paid from:
Tax Exempt Income	$2,306,598	$2,444,563
Ordinary Income	50	6,997
Total Taxable Distributions	50	6,997
Total Distributions Paid	$2,306,648	$2,451,560

As of April 30, 2006, the components of accumulated earnings on a tax basis were as follows:
Undistributed tax-exempt income		$80,913
Capital loss carryforward (*)		(1,257,617)
Other book/tax temporary differences (a)		(793,444)
Unrealized appreciation/(depreciation) (b)		3,311,315
Total accumulated earnings — net		$1,341,167

(*)	During the taxable year ended April 30, 2006, the Fund utilized $863,763 of its capital loss carryforward available from prior years. As of April 30, 2006, the Fund had the following net capital loss carryforwards remaining:
	Year of Expiration	Amount
	4/30/2012	$(7,477)
	4/30/2013	(1,250,140)
		$(1,257,617)
	These amounts will be available to offset any future taxable capital gains.
(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and differences in the book/tax treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book and tax accretion methods for discount on fixed income securities.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).
The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 29

Notes to Financial Statements (continued)

investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.
     The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
     Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.
     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”)

30 Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Notes to Financial Statements (continued)

based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
      On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
      As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
     On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.
     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.
     As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 31

Notes to Financial Statements (continued)

     The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10. Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
     Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

32 Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Legg Mason Partners Oregon Municipals Fund (formerly, Smith Barney
Oregon Municipals Fund):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Oregon Municipals Fund (formerly, Smith Barney Oregon Municipals Fund) as of April 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Oregon Municipals Fund as of April 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York June 29, 2006

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 33

Additional Informaton (unaudited)

Information about Trustees and Officers
 The business and affairs of the Legg Mason Partners Oregon Municipals Fund (“Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Memberships Held by Trustee

Non-Interested Trustees
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall # 375 Boston, MA 02163 Birth Year: 1937	Trustee	Since 1994	Professor – Harvard Business School	46	None

Burt N. Dorsett The Stratford # 702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Trustee	Since 1994	President of Dorsett McCabe Capital Management Inc. (1986-2004); Chief Investment Officer of Leeb Capital Management, Inc. (1999–2003)	24	None

Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Trustee	Since 1994	Chairman of The Dress Barn, Inc.	24	The Dress Barn, Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue 47th Floor New York, NY 10172 Birth Year: 1932	Trustee	Since 1994	Attorney	36	Trustee, Consulting Group Capital Market Funds

Cornelius C. Rose, Jr. P.O. Box 5388 West Lebanon, NH 03784 Birth Year: 1932	Trustee	Since 1994	Chief Executive Officer of Performance Learning Systems	24	None

34      Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Additional Informaton (unaudited) (continued)
Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Board Memberships Held by Trustees

R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002—2006); Formerly Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	169	Trustee, Consulting Group Capital Market Funds

Officers: Andrew B. Shoup Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of Legg Mason;
Senior Vice President and
Chief Administrative
Officer of certain mutual
funds associated with
Legg Mason; Formerly Head
of International Funds
Administration of Legg
Mason or its predecessors
			(from 2001 to 2003)	N/A	N/A

Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 2002 to 2004)	N/A	N/A

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 35

Additional Informaton (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Board Memberships Held by Trustees

Joseph P. Deane Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1949	Vice President and Investment Officer	Since 1999	Managing director of Legg Mason; Investment Officer of SBFM or its affiliates	N/A	N/A

David T. Fare Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2004	Director of Legg Mason; Investment Officer of SBFM or its affiliates	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of
Compliance at Legg Mason
(2005–Present); Chief
Compliance Officer with
certain mutual funds
associated with Legg Mason
(since 2006); Managing
Director of Compliance at
CAM (2002–2005). Prior to
2002, Managing Director-
Internal Audit & Risk
			Review at Citigroup, Inc.	N/A	N/A

John Chiota CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006
Vice President of Legg
Mason (since 2004); Chief
Anti-Money Laundering
Compliance Officer with
certain mutual funds
associated with Legg
Mason (since 2006); prior
to August 2004, Chief AML
Compliance Officer with
			TD Waterhouse	N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason (since 2005); Formerly Assistant Controller of certain mutual funds associated with Legg Mason (from 2001–2005)	N/A	N/A

36      Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

Additional Informaton (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Board Memberships Held by Trustees

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and
General Counsel of
Global Mutual Funds
for Legg Mason and its
predecessor’s; Secretary
and Chief Legal Officer of
certain mutual funds
associated with Legg
Mason (since 2003);
Formerly Secretary of CFM
			(from 2001 to 2004)	N/A	N/A

* Each Trustee and officer serves until his or her respective successor has been duly elected and qualified.
** Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Legg Mason Partners Oregon Municipals Fund 2006 Annual Report 37

Important Tax Information (unaudited)

     All of the net investment income distributions paid monthly by the Fund during the taxable year ended April 30, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

      Please retain this information for your records.

38 Legg Mason Partners Oregon Municipals Fund 2006 Annual Report

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Legg Mason Partners Oregon Municipals Fund

TRUSTEES
Dwight B. Crane
Burt N. Dorsett
R. Jay Gerken, CFA
    Chairman
Elliott S. Jaffe
Stephen E. Kaufman
Cornelius C. Rose, Jr.

OFFICERS
R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David T. Fare
Vice President and
Investment Officer

Ted P. Becker
Chief Compliance Officer

John Chiota
Chief Anti-Money Laundering
Compliance Officer

OFFICERS (continued)
Steven Frank
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER
Smith Barney Fund
     Management LLC

DISTRIBUTORS
Citigroup Global Markets Inc.
Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and
     Trust Company

TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts
01581

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners
Oregon Municipals Fund

LEGG MASON PARTNERS OREGON MUNICIPALS FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the
Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in
Washington, D.C., and information on the operation of the Public
Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call
1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securi-
ties during the prior 12-month period ended June 30 of each year and a description of the policies and procedures that the Fund uses to deter-
mine how to vote proxies relating to portfolio transactions is available
(1) without charge, upon request, by calling 1-800-451-2010, (2) on the
Fund's website at www.leggmason.com/InvestorServices and (3) on the
SEC's website at www.sec.gov. Proxy voting reports for the period end-
ing June 30, 2005 will continue to be listed under the Fund's former
Smith Barney Oregon Municipals Fund name.

This report is submitted for the
general information of the share-
holders of Legg Mason Partners
Oregon Municipals Fund, but it may
also be used as sales literature
when preceded or accompanied by
a current prospectus.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s investment
objectives, risks, charges and
expenses carefully before
investing. The prospectus
contains this and other impor-
tant information about the Fund.
Please read the prospectus care-
fully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor

Services, LLC

Member NASD, SIPC

FD0955 6/06                   SR06-72

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2005 and April 30, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $13,500 in 2005 and $16,600 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Oregon Municipals Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,200 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Oregon Municipals Fund

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Oregon Municipals Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Oregon Municipals Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Oregon Municipals Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Oregon Municipals Fund during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Oregon Municipals Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Oregon Municipals Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Oregon Municipals Fund

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Legg Mason Partners Oregon Municipals Fund

Date:	July 7, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Legg Mason Partners Oregon Municipals Fund

Date:	July 7, 2006

By:	/s/ Kaprel Ozsolak Kaprel Ozsolak Chief Financial Officer of Legg Mason Partners Oregon Municipals Fund

Date:	July 7, 2006